UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

REPLIGEN CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street
Waltham, Massachusetts		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 250-0111

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2026, Repligen Corporation (the “Company”) held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). As of March 16, 2026, the record date for the 2026 Annual Meeting, 56,399,274 shares of the Company’s common stock were issued and outstanding, of which 54,022,359 shares were represented, in person or by proxy, at the 2026 Annual Meeting, constituting a quorum. At the 2026 Annual Meeting, the Company’s stockholders voted on the following proposals, which are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 2, 2026:

i.
to elect the nine (9) director nominees identified in the Proxy Statement to the Company’s Board of Directors;
ii.
to consider and ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
iii.
to consider and act upon a non-binding, advisory vote to approve the compensation of the Company’s named executive officers.

Each of the director nominees in proposal 1 were duly elected by, and each of proposals 2 and 3 were approved by, the Company’s stockholders at the 2026 Annual Meeting. The following voting results are final:

Proposal 1 - Election of the Board of Directors

Nominee	For	Against	Abstain	Broker Non-Votes
Olivier Loeillot	51,750,665	116,198	31,383	2,124,113
Martin Madaus, D.V.M., Ph.D.	51,091,036	775,295	31,915	2,124,113
Karen A. Dawes	42,726,647	9,132,553	39,046	2,124,113
Nicolas M. Barthelemy	51,526,602	339,481	32,163	2,124,113
Carrie Eglinton Manner	41,987,697	9,871,020	39,529	2,124,113
Konstantin Konstantinov, Ph.D.	51,137,462	728,874	31,910	2,124,113
Rohin Mhatre, Ph.D.	51,649,920	215,384	32,942	2,124,113
Glenn P. Muir	38,592,456	13,265,484	40,306	2,124,113
Margaret A. Pax	51,011,846	849,103	37,297	2,124,113

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
53,092,462	900,084	29,813	—

Proposal 3 - Advisory Vote on Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
50,333,558	1,513,515	51,173	2,124,113

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Date:	May 15, 2026	By:	/s/ Olivier Loeillot
Olivier Loeillot
President and Chief Executive Officer